STOCK TRANSFER AGREEMENT

This STOCK TRANSFER AGREEMENT, (this “Agreement”) entered into 31 day of May, 2019

(the  “Effective  Date”),  by  and  between  Suneetha  Nandana  Silva  Sudusinghe,  on  behalf  of

Cannabis  Suisse  Corp.  (hereinafter  referred  to  as  “Assignor”),  and  Cecillia  Merige  Jensen,

(hereinafter referred to as “Assignee”). The Assignor and the Assignee may be referred to herein singularly as a “Party” and collectively as the “Parties”.

W I T N E S S E T H:

WHEREAS,  The  Assignor  is  the  sole  owner  of  the  restricted  shares  of  common  stock  of

Cannabis Suisse Corp. (“CSUI” or the “Company”).

WHEREAS,  The  Assignor  wishes  to  assign  10,000,000  restricted  shares  of  the  Company common  stock  (the  “Shares”  or  “Common  Stock”),  to  the  Assignee  for  a  purpose  of  merger  of

Cannabis  Suisse  LLC  into  CSUI  with  CSUI  being  the  surviving  entity  upon  the  closure  of  the transaction.

WHEREAS, The Assignee desires to convey its corporate rights of Cannabis Suisse LLC to the Assignor.

NOW,  THEREFORE,  in  consideration  of  the  foregoing  and  the  promises  and  covenants contained  herein,  the  sufficiency  of  which  is  hereby  acknowledged,  all  parties  hereto  agree  as follows:

A. TRANSFER OF SECURITIES

1.1.Assignment.

Assignor  does  hereby  assign,  convey,  transfer  and  set  over  unto  Assignee  and  its  successors  all right, title and interest of Assignor in and to the Shares, free and clear of all liens, claims, charges and encumbrances. This is private transaction between the Assignor and Assignee. Assignor does hereby represent and warrant to Assignee that:

•     The  Assignor  is  the  sole  beneficial  owner  of  the  Shares  shall  transfer  to  the  Assignee  the

Agreement shares,

•     The   Assignor   owns   the   Shares   free   and   clear   of   all   liens,   claims,   charges   and

encumbrances,

•     The  Assignor  has  the  approval  of  the  Board  of  Directors  of  CSUI  and  the  authority  to assign,  convey  and  transfer  to  Assignee  all  of  Assignor’s  right,  title  and  interest  in  and  to the Shares, and no approval or consent of any person, court or other governmental authority or agency is required in connection with this Agreement.

1.2. Transfer of Rights

Assignee does hereby assign, convey, transfer and set over unto CSUI and its successors all

100% of right, title and interest of Assignee in and to the assets of Grow Factory, free and clear of all liens, claims, charges and encumbrances. Assignee does hereby represent and warrant to

Assignor that:

•  The  Assignee  owns  the  100%  rights  and  assets  of  Cannabis  Suisse  LLC,  and  Cannabis  Suisse

LLC owns 100% rights and assets of Grow Factory free and clear of all liens, claims, charges and encumbrances, which is being transferred pursuant to this Agreement.

1.3.Consideration.

It  is  agreed  that  the  Consideration  for  the  Assignment  Shares  will  be  for  the  Assignor  retaining

7,400,000  Restricted  Common  Shares  of  CSUI,  post  merger,  for  purposes  of  the  merger  of

Cannabis  Suisse  LLC,  in  long  standing  as  such,  which  will  be  merged  into  CSUI  immediately upon  this  present  transaction  with  the  100%  owner  of  Cannabis  Suisse  LLC  which  shall  be acquired  as  a  wholly  owned  subsidiary  of  CSUI.  As  consideration,  the  Assignor  shall  retain

7,400,000  common  restricted  shares  of  stock  of  the  Company.  The  Closing  on  the  sale  of  the

Assignment  Shares  shall  take  place  and  the  stock  certificate  amount  from  the  Assignor  shall  be delivered as stated below.

1.4.Ownership Transfer of Current CSUI Operations.

The  Assignor  recognizes  that  there  are  existing  operations  and  business  in  the  current  existing business of Cannabis Suisse LLC. As such concurrently and immediately upon the closing of this

Agreement,  all  such  business  operations,  assets,  contracts,  leases,  property,  accounts  receivable,

shall all continue under the ownership of CSUI.

B. REPRESENTATIONS AND WARRANTIES OF ASSIGNOR

2.1. Representations and Warranties of Assignor.

The Assignor does hereby represent and warrant to the Assignee as of the Effective Date and as of the Closing Date the following:

Assignor is a natural person being a resident of Democratic Socialist Republic of Sri Lanka and is

duly  qualified  to  transact  business  under  the  laws  of  each  state  or  other  jurisdiction  in  which  the nature  of  the  activities  conducted  by  Assignor  may  require  such  qualification.  This  present

Agreement and all documents necessary to the complete the Contemplated Transactions executed or to be executed by Assignor:

•     will be duly authorized, executed and delivered by Assignor,

•     will  be  legal,  valid  and  binding  obligations  of  Assignor  enforceable  against  Assignor  in accordance with its terms, or

•     will  not  contravene,  conflict  with  or  result  in  a  violation  of,  or  give  any  Governmental

Authority or other Person the right to challenge the Contemplated Transactions.  Assignor has  the  full  right,  power  and  authority,  without  the  necessity  of  obtaining  the  consent  or approval  of  any  other  Person,  to  enter  into  this  Agreement  and  to  perform  its  obligations under this Agreement.

2.2.Corporate Organization.

CSUI is a corporation being duly organized, validly existing, and in good standing under the laws of the state of Nevada. CSUI has all corporate powers to own properties and conduct business and is  duly  qualified  to  do  business  and  in  good  standing  in  the  State  of  Nevada  and  elsewhere  (if required). All actions taken by the incorporators, directors and/or shareholders of CSUI have been valid  and  in  accordance  with  the  laws  of  the  state  of  Nevada.  CSUI  is  a  fully  reporting  company obligated to file reports with the Securities Exchange Commission (“SEC”).

CSUI’s common stock is currently included for quotation on the OTC Markets “Pink Sheets”.

2.3.Capitalization.

The  entire  authorized  capital  stock  of  CSUI  consists  of  250,000,000  shares  of  Common  Stock,

$0.001 par value, of which 34,500,000 shares of Common Stock are issued and outstanding.  CSUI does  not  have  any  preferred  shares  authorized.  All  the  outstanding  shares  are  fully  paid  and  non-

assessable, free of liens, encumbrances, options, restrictions and legal or equitable rights of others not  a  party  to  this  Agreement.  Upon  Closing,  there  will  be  no  outstanding  subscriptions,  options,

rights,  warrants,  convertible  securities,  or  other  agreements  or  commitments  obligating  CSUI  to issue or to transfer from treasury any additional shares of its capital stock.

2.4.Execution and Delivery.

Execution and delivery by the Assignor of this Agreement and the consummation by the Assignor of  the  Transactions  have  been  duly  authorized  and  approved  by  the  Board  of  Directors  of  CSUI.

The Assignor has the approval of the Board of Directors of CSUI to authorize this Agreement and the  Transaction,  and  no  other  corporate  proceeding  or  action  on  behalf  of  CSUI  is  necessary  for authorizing  this  Agreement  and  the  Transactions  contemplated  herein.  This  Agreement  fully constitutes a legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof.

2.5.No Conflicts or Consents.

Execution  and  delivery  by  the  Assignor  of  this  Agreement,  does  not,  and  the  consummation  of

Transactions and compliance with the terms hereof and thereof shall not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right  of  termination,  cancellation  or  acceleration  of  any  obligation  or  to  loss  of  a  material  benefit under,  or  to  increased,  additional,  accelerated  or  guaranteed  rights  or  entitlements  of  any  person under, or result in the creation of any Lien upon any of the properties or assets of CSUI under, any provision of

•     CSUI's Bylaws,

•     any material Contract to which CSUI is a party or by which any of its properties or assets is bound or

•     subject to the filings and other matters referred to as to any material Judgment or material

Law applicable to CSUI or its properties or assets,

•     other  than,  in  the  case  of  clauses  mentioned  above,  any  such  items  that,  individually  or  in the  aggregate,  have  not  had  and  would  not  reasonably  be  expected  to  have  a  Material

Adverse Effect.

No Consent of, or registration, declaration or filing with, or permit from, any Governmental Entity is  required  to  be  obtained  or  made  by  or  with  respect  to  CSUI  in  connection  with  the  execution,

delivery and performance of this Agreement or the consummation of the Transactions, other than the (A) filing with the SEC of reports under Sections 13 and 16 of the Exchange Act, and (B) filings under  state  "blue  sky"  laws,  as  each  may  be  required  in  connection  with  this  Agreement  and  the

Transactions.

2.6.Provided Information

None  information  provided  or  to  be  provided  by  CSUI  to  include  or  incorporate  by  reference  in any SEC filing or report contains any untrue or false statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein,

considering the circumstances they are made upon, not misleading. None of the following matters exist to impede the transaction:

•     any  damage,  destruction  or  loss,  whether  or  not  covered  by  insurance,  that  would  have  an

Assignee Material Adverse Effect;

•     any waiver or compromise by CSUI of a valuable right or of a material debt owed to it;

•     any  satisfaction  or  discharge  of  any  lien,  claim,  or  encumbrance  or  payment  of  any obligation  by  CSUI,  except  in  the  ordinary  course  of  business  and  the  satisfaction  or discharge of which would not have an Assignee Material Adverse Effect;

•     any material changes to a material Contract by which CSUI or any of its assets is bound or subject;

•     any  material  changes  in  any  compensation  arrangement  or  agreement  with  any  employee,

officer, director or stockholder;

•     any resignation or termination of employment of any officer of CSUI;

•      any  mortgage,  pledge,  transfer  of  a  security  interest  in,  or  lien,  created  by  CSUI,  with respect  to  any  of  its  material  properties  or  assets,  except  liens  for  taxes  not  yet  due  or payable and liens that arise in the ordinary course of business and do not materially impair

CSUI's ownership or use of such property or assets;

•     any  loans  or  guarantees  made  by  CSUI  to  or  for  the  benefit  of  its  employees,  officers  or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

•     any declaration, setting aside or payment or other distribution in respect of any of CSUI' s capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by CSUI;

•     any alteration of CSUI's method of accounting or the identity of its auditors;

•     any  issuance  of  equity  securities  to  any  officer,  director  or  affiliate,  except  pursuant  to existing Assignor stock option plans.

2.7. Litigation.

To  the  best  of  the  knowledge  of  the  Assignor,  CSUI  is  not  a  party  to  any  claim,  suit,  action,

arbitration,  or  legal,  administrative  or  other  proceeding,  or  pending  governmental  investigation.

To the best knowledge of the Assignor, there is no basis for any such action or proceeding and no such action or proceeding can be threatened against CSUI. CSUI is not and has never been a party to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

2.8.Compliance with Applicable Laws.

Except  as  disclosed  by  CSUI,  CSUI  is  in  compliance  with  all  applicable  laws,  including  those relating  to  occupational  health  and  safety,  the  environment,  export  controls,  trade  sanctions  and embargoes, except for instances of noncompliance that, individually and in the aggregate, have not had and would not reasonably be expected to have an Assignee Material Adverse Effect.

2.9.Title.

The  Shares  will  be,  at  the  Closing,  free  and  clear  of  all  liens,  security  interests,  pledges,  charges,

claims,  encumbrances  and  restrictions  of  any  kind,  except  for  restrictions  on  transfer  imposed  by

federal  and  state  securities  laws.   None  of  the  Shares  are  or  will  be  subject  to  any  voting  trust  or agreement.  No person holds or has the right to receive any proxy or similar instrument with respect

to  such  Shares.   Except  as  provided  in  this  Agreement,  the  Assignor  are  not  a  party  to  any agreement which offers or grants to any person the right to purchase or acquire any of the Shares.

There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of  the  purchase  of  the  Shares  by  Assignee  (and/or  assigns)  impair,  restrict  or  delay  voting  rights with respect to the Shares.

2.10. Contracts.

There  are  no  Contracts  that  are  material  to  the  business,  properties,  assets,  condition  (financial  or otherwise), results of operations or prospects of CSUI taken as a whole which is in violation of or in  default  under  (nor  does  there  exist  any  condition  which  upon  the  passage  of  time  or  the  giving of notice would cause such a violation of or default under) any Agreement to which CSUI is a party or by which it or any of its properties or assets is bound, except for violations or defaults that would not,  individually  or  in  the  aggregate,  reasonably  be  expected  to  result  in  a  Assignee  Material

Adverse Effect, except as disclosed by CSUI and to the knowledge of Assignor.

C. REPRESENTATIONS AND WARRANTIES OF THE ASSIGNEE

3.1 Assignee Representations and Warranties.

Assignee hereby represents and warrants to Assignor as of the Effective Date and as of the Closing

Date as follows:

Assignee is a natural person being resident of Republic of Estonia and is duly qualified to engage in business transactions under the laws of each state or other jurisdiction in which the nature of the

activities conducted by Assignee requires such qualification.   This Agreement and all documents

necessary to the complete the Contemplated Transactions executed or to be executed by Assignee

•     will be duly authorized, executed and delivered by Assignee,

•     will  be  legal,  valid  and  binding  obligations  of  Assignee  enforceable  against  Assignee  in accordance with its terms, or

•     will  not  contravene,  conflict  with  or  result  in  a  violation  of,  or  give  any  Governmental

Authority or other Person the right to challenge the Contemplated Transactions.  Assignee has  the  full  right,  power  and  authority,  without  the  necessity  of  obtaining  the  consent  or approval  of  any  other  Person,  to  enter  into  this  Agreement  and  to  perform  its  obligations under this Agreement.

D. CLOSING

4.1 Date of Closing.

Subject  to  the  conditions  precedent  described  herein,  the  closing  of  the  transaction  (“Closing”)

will occur no later than May 31, 2019 (“Closing Date”) or such other date as agreed to in writing by  the  parties  (in  which  event  the  “Closing  Date”  shall  be  such  agreed  date),  each  in  their  sole discretion, at a location mutually agreed upon.

4.2 Closing of the Transaction.

The Closing (the “Closing”) of this transaction for the Shares of Common Stock being assigned to the Assignee and the 100% rights and assets of Cannabis Suisse LLC, including rights and assets of  Grow  Factory  being  transferred  to  the  Assignor  shall  occur  upon  the  completion  of  all  the following conditions:

•     all  the  necessary  corporate  actions,  transfer  of  documents  and  assets,  debt  relief  or repayment  of  both  Cannabis  Suisse  LLC  and  Grow  Factory,  according  to  Schedule  A,  if there  are  any,  on  behalf  of  Cannabis  Suisse  LLC  being  the  owner  of  100%  of  the  assets and corporate rights of Grow Factory; in case CSUI do not receive 100% of the assets and corporate rights of Grow Factory, the merger will not be considered completed,

•     all  of  the  documents  and  consideration  have  been  delivered  or  other  arrangements  have been made and agreed to by the Parties.

Such other documentation shall be required but shall not effect the closing of this transaction.

4.3 Documents to be delivered at Closing.

Parties  hereby  agree  that  as  part  of  the  Closing  the  following  documents,  in  form  reasonably acceptable to counsel to the parties, and shall be delivered to Assignee:

•     stock   certificate   or   certificates,   along   with   stock   powers   with   signature   guarantee

acceptable to the Transfer Agent, representing the Shares, endorsed in favor of the name or  names  as  designated  by  Assignee  or  left  blank,  and  such  corporate  authorizations  as may be required,

•     such  other  documents  of  Assignor  as  may  be  reasonably  required  by  Assignee,  if available.

Parties  hereby  agree  that  as  part  of  the  Closing  the  following  documents,  in  form  reasonably acceptable to counsel to the parties, and shall be delivered to Assignor:

•     true  and  correct  copies  of  all  of  the  business  and  corporate  records  of  Cannabis  Suisse

LLC,  including  but  not  limited  to  correspondence  files,  bank  statements,  checkbooks,

savings  account  books,  board  meetings  and  director  meetings  or  consents,  financial statements, agreements and contracts;

•     such  other  documents  of  Cannabis  Suisse  LLC  as  may  be  reasonably  required  by

Assignee, if available.

E. REMEDIES

5.1  Arbitration.

Any controversy of claim arising out of, or relating to, this Agreement, or the making, performance,

or interpretation thereof, shall be settled by arbitration in Nevada in accordance with the Rules of the  U.S.  Arbitration  Association  then  existing,  and  judgment  on  the  arbitration  award  may  be entered in any court having jurisdiction over the subject matter of the controversy.

5.2 Termination.

The Assignee may terminate this Agreement, if at the Closing, the Assignor have failed to comply with all material terms of this Agreement and have failed to supply any documents required by this

Agreement unless they do not exist or have failed to disclose any material facts which could have a substantial effect on any part of this transaction.

The Assignor may terminate this Agreement, if at the Closing Assignee have failed to provide the

100% rights and assets of Cannabis Suisse LLC, including rights and assets of Grow Factory along with all and any documents signed and delivered by the representatives.

5.3  Indemnification.

From and after the Closing, the parties, jointly and severally, agree to indemnify the other against all actual losses, damages and expenses caused by

•     any material breach of this Agreement by them or

•     any material misrepresentation contained herein or

•     any misstatement of a material fact or

•     omission to state a material fact required to be stated herein or

•      necessary to make the statements herein not misleading.

F. GENERAL PROVISIONS

6.1 Titles.

The article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this

Agreement.

6.2  No Oral Change.

This Agreement and any provision hereof, may not be waived, changed, modified, or discharged,

orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

6.3 Non-Waiver.

Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of  this  Agreement  shall  be  deemed  to  have  been  made  unless  expressly  in  writing  and  signed  by the party against whom such waiver is charged;

•     the  failure  of  any  party  to  insist  in  any  one  or  more  cases  upon  the  performance  of  any  of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained  shall  not  be  construed  as  a  waiver  or  relinquishment  for  the  future  of  any  such provisions, covenants, or conditions,

•     the  acceptance  of  performance  of  anything  required  by  this  Agreement  to  be  performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and

•     no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

6.4 Entire Agreement.

This  Agreement  does  contain  the  entire  understanding  and  agreement  of  the  parties  with  respect to the subject matters set forth herein or therein, superseding any and all prior agreements, written or  oral,  between  the  parties  regarding  the  same  subject  matter.  Each  party  to  this  Agreement acknowledges that no representations, warranties, covenants, inducements, promises or statements

(whether  oral  or  written)  have  been  made  by  any  party  hereto  or  anyone  acting  on  behalf  of  any party  hereto  which  are  not  embodied  herein.  Each  party  hereto  agrees  that  no  other  agreement,

covenant,  representation,  warranty,  inducement,  promise  or  statement  with  respect  to  the  subject matter hereof, if not set forth herein in writing, shall be valid or binding.

6.5  Other Remedies; Specific Performance.

Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or  equity  upon  such  party,  and  the  exercise  by  a  party  of  any  one  remedy  will  not  preclude  the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event  that  any  of  the  provisions  of  this  Agreement  were  not  performed  in  accordance  with  their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to  seek  an  injunction  or  injunctions  to  prevent  breaches  of  this  Agreement  and  to  enforce specifically  the  terms  and  provisions  hereof  in  any  court  of  the  United  States  or  any  state  having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

In  any  action  at  law  or  suit  in  equity  to  enforce  this  Agreement  or  the  rights  of  any  of  the  parties hereunder, the prevailing party in such action or suit shall be entitled to receive a reasonable sum for its attorneys’ fees and all other reasonable costs and expenses incurred in such action or suit.

6.6 Binding Effect.

This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and permitted assigns.

6.7 Effect of Closing.

All agreements, representations, covenants and warranties on the part of the parties contained herein shall survive the closing of this Agreement and any investigation made at the time with respect thereto, shall not merge into any of the documents executed and delivered pursuant hereto, and shall remain enforceable to the fullest extent permitted at law or in equity.

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be duly executed as of the date first above written.

ASSIGNOR:

ASSIGNEE:

Suneetha Nandana Silva Sudusinghe

Cecillia Merige Jensen

Date: May 31, 2019

Date: May 31, 2019

on behalf of Cannabis Suisse Corp.

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